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                                                                    Exhibit 32.2

   CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Ascential Software Corporation (the "Company") for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Robert C. McBride, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, to the best of his knowledge and belief, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2004                        /s/ Robert C. McBride
                                            ------------------------------------
                                            Robert C. McBride
                                            Chief Financial Officer